UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          March 2, 2007 (March 1, 2007)

                          Commission File No. 000-22390

                             SHARPS COMPLIANCE CORP.
             (Exact Name Of Registrant As Specified In Its Charter)


        Delaware                                           74-2657168
(State Or Other Jurisdiction Of                          (IRS Employer
 Incorporation Or Organization)                       Identification No.)


                           9350 Kirby Drive, Suite 300
                              Houston, Texas 77054
                    (Address Of Principal Executive Offices)

               (Registrant's Telephone Number, Including Area Code)
                                  713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events.

Sylvia Haist Matter

In July 2006, the Company received a Notice of Charge of Discrimination from the U.S. Equal Employment Opportunity Commission ("EEOC") filed by a former employee, Sylvia Haist. The charge alleged sex discrimination and retaliation. Sylvia Haist was an employee of the Company from July 1998 until her termination in January 2006. The Company believes the charges to be totally without merit and frivolous.

On March 1, 2007, the Company received notice from the EEOC dismissing all charges against Sharps Compliance. Ms. Haist has ninety (90) days to file a lawsuit against the Company should she so choose. The Company will vigorously defend itself against the erroneous allegations should Ms. Haist file suit.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 2, 2007                     SHARPS COMPLIANCE CORP.


                                        By: /s/ David P. Tusa
                                            ------------------------------------
                                            Executive Vice President, Chief
                                            Financial  Officer and Business
                                            Development